FINANCE INCOME/FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2020
FINANCE INCOME/FINANCE COSTS
Schedule of analysis of finance income/finance costs

	For the year ended December 31
	2018	2019	2020
	(Restated)	(Restated)
Finance income-interest income	(492,322)	(261,193)	(226,921)

Interest expense	5,202,835	4,665,537	3,986,264
Less: Interest expense capitalized in property, plant and equipment (Note 7)	(517,589)	(289,499)	(123,571)
Interest expense, net of capitalized interest	4,685,246	4,376,038	3,862,693
Interest on lease liability and amortization of unrecognized finance expenses	205,335	547,820	481,512
Exchange losses/(gains), net	(7,889)	(2,317)	76,323
Finance costs	4,882,692	4,921,541	4,420,528
Finance costs, net	4,390,370	4,660,348	4,193,607

Capitalization rate during the year (Note 7)	4.54% to 7.00%	4.00% to 6.96%	4.00% to 6.68%